                        ANNUAL REPORT / OCTOBER 31 2000

                          AIM GLOBAL CONSUMER PRODUCTS
                               AND SERVICES FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                             SHOPPERS BY DIANA ONG

       ONG IS A PROLIFIC AND EXPERIMENTAL ARTIST WHO CONSTANTLY COMBINES

         DIFFERENT MEDIUMS TO PUSH THE BOUNDARIES OF ART. SHE IS A TRUE

         MULTIMEDIA ARTIST, PROFICIENT IN WATERCOLOR, ACRYLIC, ETCHING,

         WOODCUT, SILKSCREEN, COMPUTER ART AND CERAMIC ART. THE ENERGY

        AND DIVERSITY OF HER "SHOPPERS," CREATED WITH COMPUTER GRAPHICS,

                FITTINGLY CHARACTERIZE MODERN GLOBAL CONSUMERS.

                     -------------------------------------

AIM Global Consumer Products and Services Fund is for shareholders who seek long-term growth of capital through investments in companies around the world that manufacture, market, retail or distribute consumer products and services.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Consumer Products and Services Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o During the fiscal year ended 10/31/00, the fund paid distributions of $5.67 per Class A, Class B and Class C share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custodial arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a substantial portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered either developing or emerging markets.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
   [PHOTO OF        I feel privileged to succeed Ted Bauer, who recently retired
   Robert H.        from the funds' board and will soon retire as A I M
    Graham          Management Group's chairman after a long, successful career
  Chairman of       in the investment industry. Ted has always shown the highest
  the Board of      degree of integrity and commitment to excellence, and I have
   THE FUND         always admired him. I'm also proud to be part of the team
  APPEARS HERE]     that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman

                     -------------------------------------

                                   THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


TECH EUPHORIA, THEN SELL-OFF, FELT AROUND THE WORLD


HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
High-tech stocks led worldwide equity rallies late in 1999 and early 2000. Heavy profit-taking, however, plunged world markets into a sell-off in March. Despite global market volatility, AIM Global Consumer Products and Services Fund posted favorable returns for the fiscal year ended October 31, 2000. Total returns, excluding sales charges, for the fund's Class A, Class B and Class C shares were 5.15%, 4.57% and 4.64%, respectively. These returns include gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year. More recently, performance has been affected by the sell-off in the technology sector and other market difficulties. The fund's performance, however, outdistanced that of the MSCI AC World and the MSCI World Indexes, which returned 0.85% and 1.09%, respectively, for the same period.

WHAT WERE THE MAJOR TRENDS IN THE U.S. MARKETS DURING THE REPORTING PERIOD?
The mantra of world markets this past year could be "Easy dot-com come ... Easy dot-com go." Markets had a real love/hate affair with tech stocks--there were incredible bouts of optimism and pessimism, sometimes a day apart. As 1999 ended and 2000 began, investors were giddy with TMT (telephone, media and telecommunications) stock euphoria. Sky-high stock valuations seemed of little consequence. In late March, however, tech optimism was replaced by skepticism and heavy profit-taking by investors. Investors feared that stocks were now overvalued and that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth.
    After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the reporting period. (The Fed raised rates six times between June 1999 and May 2000.) Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. However, in late summer and early fall, rising oil prices (which hit 10-year highs during the third quarter), unrest in the Middle East and (perhaps most importantly) concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro cut into profit margins.
    Because of strong performance during the first half of the fiscal year, most market indexes recorded gains for the reporting period. After tech stocks faded, stocks in several other sectors (such as health care, financial services, energy and utilities) posted healthy gains.

WHAT HAPPENED IN OTHER WORLD MARKETS OVER THE FISCAL YEAR?
The Japanese stock market mirrored its U.S. counterpart in terms of volatility following the spring technology sell-off. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits. Outside Japan, investment in Asia has weakened because of political turmoil in many countries and interest-rate concerns.
    European markets also moved largely with the Nasdaq. Beyond the market's concern over high stock valuations, Europe had to contend with a weakening euro. The euro, Euroland's 11-country common currency, hit a record low during the reporting period. Since its launch in January 1999 at $1.15, the currency has spent most of its existence below parity with the U.S. dollar. During the reporting period, European investors bought dollar-based assets, and U.S. investors tended to keep their money in U.S. markets. Near the end of the fiscal year, the European Central Bank increased interest rates to 4.5%, spurred by rising oil prices, a higher-than-expected rise in producer prices and employment increases in Germany and France. On a positive note, European economies remain strong. As a region, Europe is witnessing its best economic growth in 10 years, with a 3.5% increase in its gross domestic product since mid-1999.

WHAT SECTORS/COUNTRIES CONTRIBUTED TO THE FUND'S PERFORMANCE?
Over the fiscal year, the fund's performance has been driven by three main sectors: oil and gas, health care and technology. The bias has been toward the consumer elements of the better-performing energy/oil and technology sectors. Over the second and third quarters of 2000, the fund

FUND VS. INDEXES

As of 10/31/00
One-year returns, excluding sales charges
================================================================================
FUND CLASS A SHARES                     5.15%

FUND CLASS B SHARES                     4.57%

FUND CLASS C SHARES                     4.64%

MSCI WORLD INDEX                        1.09%

MSCI ALL COUNTRY WORLD INDEX            0.85%
================================================================================

          See important fund and index disclosures inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

[ART WORK]

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES                                 TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. United Healthcare Corp.                     2.95%   1. Health Care (Drugs-Generic & Other)    7.81%   1. United States    48.50%
 2. EMC Corp.                                   2.64    2. Oil & Gas (Drilling & Equipment)       7.26    2. France            8.17
 3. Dynegy Inc.                                 2.41    3. Computers (Peripherals)                4.04    3. United Kingdom    5.58
 4. Novartis A.G. (Switzerland)                 2.24    4. Banks (Major Regional)                 3.19    4. Switzerland       4.93
 5. Adobe Systems, Inc.                         2.16    5. Oil (International Integrated)         3.16    5. Netherlands       4.37
 6. Furukawa Electric Co., Ltd. (The) (Japan)   2.14    6. Health Care (Managed Care)             2.95    6. Germany           3.20
 7. Pfizer Inc.                                 1.69    7. Oil & Gas (Exploration & Production)   2.84    7. Canada            2.57
 8. Centrica PLC (U.K.)                         1.68    8. Communications Equipment               2.78    8. Japan             2.14
 9. CDW Computer Centers, Inc.                  1.43    9. Health Care (Specialized Services)     2.78    9. Denmark           1.69
10. Brocade Communications Systems, Inc.        1.40   10. Computers (Software & Services)        2.71   10. Italy             1.63


The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

began to build significant weightings in health care and financials as these sectors' fundamentals and earnings improved. Shifts in regional or country allocation have been more a function of stock selection than regional strategy. We did increase our weighting in Europe, however, to take advantage of a soft market and better valuations there, especially in financial and energy positions.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?

o Dynegy: This company markets and trades electricity, natural gas, coal and other energy products in the United States, the United Kingdom and continental Europe. The company, which invests in power projects, has formed alliances with utility companies to sell energy in deregulated markets.
o Novartis: The company's health-care operations, which account for 55% of sales, include prescription drugs, contact lenses and ophthalmic medications. Novartis is one of the world's top five pharmaceutical firms.
o Furukawa Electric: The company makes optical-fiber cable, optical fibers and superconductive wire. It is also a top producer of electric wire and cable, nonferrous metal and related products.

WHAT IS YOUR SHORT-TERM OUTLOOK FOR THE MARKET?
At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The U.S. unemployment rate was at its lowest level in three decades. Consumer spending, which slowed down for much of the second half of the fiscal year, picked up again in September. And except for higher oil prices, inflation was moderate.
    Interest rates stabilized as the Federal Reserve Board took at least a temporary respite from its monetary tightening policy, which had periodically roiled markets for more than a year. Perhaps most importantly, corporate profits, while declining, were still impressive for many companies. However, because of a degree of uncertainty surrounding near-term economic trends and international developments, all markets may continue to be volatile.

                            READ THIS REPORT ONLINE!

           Early in 2001, a new service will be available--electronic delivery of fund reports and prospectuses. Soon,

                you can read the same AIM report you are reading

          now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to

              receive your reports online, you will not receive a

         paper copy by mail. You may cancel the service at any time by visiting our Web site.

            Please visit our Web site at www.aimfunds.com and go to

               "Your AIM Account." Log into your account and then

               click on the "View Other Account Options" dropdown

                          menu and select "eDelivery."


          See important fund and index disclosures inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND VS. BENCHMARK INDEXES

12/30/94-10/31/00

in thousands
================================================================================
            AIM Global Consumer     AIM Global Consumer    MSCI         MSCI
                Products and           Products and      AC World       World
               Services Fund,         Services Fund,       Index        Index
               Class A Shares         Class B Shares
--------------------------------------------------------------------------------
12/94              $9,525.00           $10,000.00       $10,000.00   $10,000.00
10/95              12,158.00            12,712.00        11,150.00    11,340.00
10/96              18,094.00            18,828.00        12,889.00    13,188.00
10/97              20,004.00            20,702.00        14,919.00    15,400.00
10/98              21,736.00            22,391.00        16,822.00    17,750.00
10/99              30,910.00            31,688.00        21,264.00    22,172.00
10/00              32,501.00            33,036.00        21,445.00    22,415.00
                  $32,501.00           $33,036.00       $21,445.00   $22,415.00
Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares the performance of your fund's Class A and Class B shares to benchmark indexes over the period 12/30/94-10/31/00. (Please note that index performance figures are for the period 12/31/94-10/31/00.) Since the last reporting period, AIM Global Consumer Products and Services Fund has elected to use the MSCI World Index as its benchmark instead of the MSCI AC World Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI AC World Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/30/94)              22.38%
  5 Years                           20.55
  1 Year                             0.14*
  *5.15%, excluding sales charges

CLASS B SHARES
  Inception (12/30/94)              22.73%
  5 Years                           20.93
  1 Year                             0.25*
  *4.57%, excluding CDSC

CLASS C SHARES
  Inception (3/1/99)                15.43%
  1 Year                             3.78*
  *4.64%, excluding CDSC
================================================================================

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, 15.11%; five years, 22.66%; inception (12/30/94), 24.47%. Class B shares, one year, 15.27%; five years, 23.06%; inception (12/30/94), 24.84%. Class C shares, one year, 19.27%; inception (3/1/99), 22.39%.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class C shares will differ from that of its Class A and Class B shares due to differing sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-48.45%

AEROSPACE/DEFENSE-1.19%

Boeing Co. (The)                         34,500   $  2,339,531
==============================================================

BANKS (MAJOR REGIONAL)-1.18%

Northern Trust Corp.                     27,300      2,330,737
==============================================================

BEVERAGES (NON-ALCOHOLIC)-2.18%

Pepsi Bottling Group, Inc., (The)        54,300      1,880,137
--------------------------------------------------------------
PepsiCo, Inc.                            50,000      2,421,875
==============================================================
                                                     4,302,012
==============================================================

COMMUNICATIONS EQUIPMENT-1.71%

Cable Design Technologies Corp.(a)       44,700      1,030,894
--------------------------------------------------------------
Corning Inc.                             30,500      2,333,250
==============================================================
                                                     3,364,144
==============================================================

COMPUTERS (HARDWARE)-1.28%

McDATA Corp.-Class B(a)                  30,300      2,525,789
==============================================================

COMPUTERS (PERIPHERALS)-4.04%

Brocade Communications Systems,
  Inc.(a)                                12,100      2,751,237
--------------------------------------------------------------
EMC Corp.(a)                             58,400      5,201,250
==============================================================
                                                     7,952,487
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-2.71%

Adobe Systems Inc.                       55,800      4,244,287
--------------------------------------------------------------
Cybear Group(a)                           5,211          3,583
--------------------------------------------------------------
i2 Technologies, Inc.(a)                  6,400      1,088,000
==============================================================
                                                     5,335,870
==============================================================

ELECTRICAL EQUIPMENT-1.24%

General Electric Co.                     44,500      2,439,156
==============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.78%

Arrow Electronics, Inc.(a)               48,000      1,536,000
==============================================================

ELECTRONICS (INSTRUMENTATION)-0.76%

Varian Inc.(a)                           48,300      1,488,244
==============================================================

ELECTRONICS (SEMICONDUCTORS)-1.94%

Analog Devices, Inc.(a)                  31,200      2,028,000
--------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                                31,900      1,796,369
==============================================================
                                                     3,824,369
==============================================================

ENTERTAINMENT-1.02%

Walt Disney Co. (The)                    56,200      2,012,662
==============================================================

FINANCIAL (DIVERSIFIED)-1.20%

Citigroup Inc.                           45,066      2,371,598
==============================================================

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.50%

Alpharma Inc.-Class A                    11,300   $    438,581
--------------------------------------------------------------
Andrx Group(a)                           35,000      2,520,000
==============================================================
                                                     2,958,581
==============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.69%

Pfizer Inc.                              76,900      3,321,119
==============================================================

HEALTH CARE (MANAGED CARE)-2.96%

UnitedHealth Group Inc.                  53,200      5,818,750
==============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-2.06%

Laboratory Corp. of America
  Holdings(a)                            10,300      1,389,212
--------------------------------------------------------------
Quest Diagnostics Inc.(a)                27,800      2,675,750
==============================================================
                                                     4,064,962
==============================================================

INVESTMENT BANKING/BROKERAGE-2.08%

Lehman Brothers Holdings Inc.            22,800      1,470,600
--------------------------------------------------------------
Morgan Stanley Dean Witter & Co.         32,700      2,626,219
==============================================================
                                                     4,096,819
==============================================================

INVESTMENT MANAGEMENT-1.22%

Alliance Capital Management Holding
  L.P.                                   50,000      2,400,000
==============================================================

NATURAL GAS-2.41%

Dynegy Inc.-Class A                     102,400      4,742,400
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-6.51%

BJ Services Co.(a)                       38,200      2,003,113
--------------------------------------------------------------
ENSCO International Inc.                 81,300      2,703,225
--------------------------------------------------------------
Global Marine, Inc.(a)                   54,600      1,446,900
--------------------------------------------------------------
Marine Drilling Cos., Inc.(a)            81,700      1,950,588
--------------------------------------------------------------
Nabors Industries, Inc.(a)               35,100      1,786,590
--------------------------------------------------------------
Patterson Energy, Inc.(a)                39,900      1,122,188
--------------------------------------------------------------
Schlumberger Ltd.                         6,200        471,975
--------------------------------------------------------------
Smith International, Inc.(a)             19,000      1,339,500
==============================================================
                                                    12,824,079
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.15%

Anadarko Petroleum Corp.                 35,444      2,270,188
==============================================================

OIL & GAS (REFINING &
  MARKETING)-0.58%

Valero Energy Corp.                      34,400      1,137,350
==============================================================

POWER PRODUCERS (INDEPENDENT)-1.32%

Calpine Corp.(a)                         32,900      2,597,044
==============================================================

RESTAURANTS-0.68%

Brinker International, Inc.(a)           34,000      1,334,500
==============================================================

                                                     MARKET
                                       SHARES        VALUE
RETAIL (COMPUTERS &
  ELECTRONICS)-1.43%

CDW Computer Centers, Inc.(a)            43,600   $  2,809,475
==============================================================

SAVINGS & LOAN COMPANIES-0.88%

Washington Mutual, Inc.                  39,300      1,729,200
==============================================================

SERVICES (DATA PROCESSING)-0.75%

DST Systems, Inc.(a)                     10,300        634,738
--------------------------------------------------------------
Learning Tree International, Inc.(a)     18,600        841,650
==============================================================
                                                     1,476,388
==============================================================
    Total Domestic Common Stocks
      (Cost $76,728,667)                            95,403,454
==============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-39.54%

AUSTRALIA-1.07%

Australia & New Zealand Banking
  Group Ltd. (Banks-Major
  Regional)(a)                          284,700      2,102,933
==============================================================

BELGIUM-0.28%

ICOS Vision Systems Corp. N.V.
  (Equipment-Semiconductor)(a)          18,100        541,869
==============================================================

CANADA-2.57%

Anderson Exploration Ltd.
  (Oil-Domestic Integrated)(a)          132,300      2,425,457
--------------------------------------------------------------
Bombardier Inc.-Class B
  (Aerospace/Defense)                   143,700      2,253,398
--------------------------------------------------------------
Dynetek Industries Ltd.
  (Manufacturing-Diversified)(a)         76,100        373,699
==============================================================
                                                     5,052,554
==============================================================

DENMARK-1.69%

Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)(a)        11,200      2,375,533
--------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)           17,700        958,731
==============================================================
                                                     3,334,264
==============================================================

FRANCE-8.17%

Alcatel Optronics S.A.
  (Communications Equipment)(a)          11,000        654,394
--------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)                 27,200      1,488,872
--------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)             35,700      2,575,228
--------------------------------------------------------------
Azeo (Ez-Gaz it Eaux) (Investments)      17,300      1,123,146
--------------------------------------------------------------
Banque Nation de Paris (Banks-Major
  Regional), Wts., expiring
  07/15/02(b)                             5,460         26,180
--------------------------------------------------------------
BNP Paribas (Banks-Major Regional)       21,100      1,819,302
--------------------------------------------------------------
Bouygues Offshore S.A. (Oil &
  Gas-Drilling & Equipment)              29,800      1,466,807
--------------------------------------------------------------
Remy Cointreau S.A.
  (Beverages-Alcoholic)                  32,200      1,076,665
--------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs- Generic & Other)           43,400      2,283,547
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio &
  Cable)                                 30,000      1,637,046
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FRANCE-(CONTINUED)

Total Fina Elf S.A.
  (Oil-International Integrated)         13,600   $  1,945,921
==============================================================
                                                    16,097,108
==============================================================

GERMANY-3.20%

Altana A.G. (Health
  Care-Drugs-Generic & Other)            17,400      2,111,611
--------------------------------------------------------------
Bayerische Motoren Werke A.G.
  (Automobiles)(a)                       34,000      1,125,310
--------------------------------------------------------------
Hugo Boss A.G.-Pfd
  (Manufacturing-Specialized)             3,900        986,301
--------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)            16,300      2,074,949
==============================================================
                                                     6,298,171
==============================================================

IRELAND-1.22%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)         46,400      2,409,900
==============================================================

ISRAEL-0.77%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)            25,500      1,507,688
==============================================================

ITALY-1.63%

Bulgari S.p.A. (Consumer-Jewelry,
  Novelties & Gifts)(a)                 103,700      1,220,629
--------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining &
  Marketing)(a)                         368,000      1,992,494
==============================================================
                                                     3,213,123
==============================================================

JAPAN-2.14%

Furukawa Electric Co., Ltd. (The)
  (Metal Fabricators)                   160,000      4,208,404
==============================================================

NETHERLANDS-4.37%

Heineken N.V. (Beverages-Alcoholic)      35,700      1,938,996
--------------------------------------------------------------
ING Groep N.V. (Insurance Brokers)       31,800      2,183,794
--------------------------------------------------------------
Koninklijke Numico N.V. (Foods)          48,100      2,249,186
--------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)         37,600      2,230,137
==============================================================
                                                     8,602,113
==============================================================

NORWAY-1.35%

Norsk Hydro A.S.A.
  (Chemicals-Diversified)                66,900      2,660,742
==============================================================

SWEDEN-0.57%

Swedish Match A.B. (Tobacco)            329,500      1,131,124
==============================================================

SWITZERLAND-4.93%

Nestle S.A. (Foods)(a)                    1,040      2,155,455
--------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                       2,904      4,406,169
--------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)             1,935      1,740,886
--------------------------------------------------------------
Straumann A.G. (Health
  Care-Specialized Services)                653      1,411,509
==============================================================
                                                     9,714,019
==============================================================

UNITED KINGDOM-5.58%

Aggreko PLC (Services-Facilities &
  Environmental)                        187,700      1,005,259
--------------------------------------------------------------

                                                               MARKET
                                                  SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Bunzl PLC (Paper & Forest Products)              195,400   $  1,117,398
-----------------------------------------------------------------------
Centrica PLC (Oil & Gas-Exploration
  & Production)                                  964,400      3,317,360
-----------------------------------------------------------------------
Shell Transport & Trading Co.
  (Oil-International Integrated)                 253,700      2,041,781
-----------------------------------------------------------------------
Spirent PLC (Communications
  Equipment)                                     158,000      1,465,362
-----------------------------------------------------------------------
Tesco PLC (Retail-Food Chains)                   533,800      2,035,675
=======================================================================
                                                             10,982,835
=======================================================================
Total Foreign Stocks & Other Equity
  Interests (Cost $72,388,910)                               77,856,847
=======================================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
PUT OPTIONS
   PURCHASED-0.05%

Washington Mutual,
  Inc. (Savings &
  Loan Companies)
  (Cost $73,342)          385        $45         Dec-00         107,078
=======================================================================

                                                  SHARES
MONEY MARKET FUNDS-6.77%

STIC Liquid Assets Portfolio(c)                 6,664,746     6,664,746
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                         6,664,746     6,664,746
=======================================================================
    Total Money Market Funds
      (Cost $13,329,492)                                     13,329,492
=======================================================================
TOTAL INVESTMENTS-94.81%
  (Cost $162,520,411)                                       186,696,871
=======================================================================
OTHER ASSETS LESS LIABILITIES-5.19%                          10,223,630
=======================================================================
NET ASSETS-100.00%                                         $196,920,501
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Ltd. - Limited
Pfd. - Preferred
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $162,520,411)                                 $186,696,871
------------------------------------------------------------
Foreign currencies, at value (cost $7,945,040)     7,938,488
------------------------------------------------------------
Receivables for:
------------------------------------------------------------
  Investments sold                                 4,053,583
------------------------------------------------------------
  Fund shares sold                                   272,233
------------------------------------------------------------
  Dividends                                          302,831
------------------------------------------------------------
Collateral for securities loaned                   5,610,412
------------------------------------------------------------
Other assets                                          29,931
============================================================
    Total assets                                $204,904,349
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,748,139
------------------------------------------------------------
  Fund shares reacquired                             227,942
------------------------------------------------------------
  Collateral upon return of securities loaned      5,610,412
------------------------------------------------------------
Accrued advisory fees                                129,583
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                            143,953
------------------------------------------------------------
Accrued trustees' fees                                 3,295
------------------------------------------------------------
Accrued transfer agent fees                           45,845
------------------------------------------------------------
Accrued operating expenses                            70,444
============================================================
    Total liabilities                              7,983,848
============================================================
Net assets applicable to shares outstanding     $196,920,501
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 82,692,332
____________________________________________________________
============================================================
Class B                                         $110,664,334
____________________________________________________________
============================================================
Class C                                         $  3,563,835
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            3,078,176
____________________________________________________________
============================================================
Class B                                            4,276,551
____________________________________________________________
============================================================
Class C                                              137,648
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      26.86
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.86 divided by
      95.25%)                                   $      28.20
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      25.88
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      25.89
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $196,505)                                     $  1,497,717
------------------------------------------------------------
Dividends from affiliated money market funds         633,924
------------------------------------------------------------
Interest                                              21,592
------------------------------------------------------------
Security lending income                               66,393
============================================================
    Total investment income                        2,219,626
============================================================

EXPENSES:

Advisory fees                                      2,032,116
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        94,792
------------------------------------------------------------
Distribution fees -- Class A                         431,352
------------------------------------------------------------
Distribution fees -- Class B                       1,213,920
------------------------------------------------------------
Distribution fees -- Class C                          18,599
------------------------------------------------------------
Transfer agent fees                                  399,263
------------------------------------------------------------
Trustees' fees                                        15,211
------------------------------------------------------------
Other                                                173,374
============================================================
    Total expenses                                 4,428,627
============================================================
Less: Expenses reimbursed                             (6,151)
------------------------------------------------------------
   Expenses paid indirectly                           (8,766)
============================================================
    Net expenses                                   4,413,710
============================================================
Net investment income (loss)                      (2,194,084)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           27,078,834
------------------------------------------------------------
  Foreign currencies                                (468,568)
============================================================
                                                  26,610,266
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (15,821,294)
------------------------------------------------------------
  Foreign currencies                                 (81,049)
============================================================
                                                 (15,902,343)
============================================================
Net gain on investment securities and foreign
  currencies                                      10,707,923
============================================================
Net increase in net assets resulting from
  operations                                    $  8,513,839
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (2,194,084)   $ (1,748,031)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  26,610,266      44,474,962
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (15,902,343)     20,709,969
==========================================================================================
    Net increase in net assets resulting from operations         8,513,839      63,436,900
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (13,665,029)     (1,486,208)
------------------------------------------------------------------------------------------
  Class B                                                      (20,642,170)     (2,314,110)
------------------------------------------------------------------------------------------
  Class C                                                          (64,428)             --
------------------------------------------------------------------------------------------
  Advisor Class*                                                  (212,239)       (341,039)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       13,348,888      (8,462,976)
------------------------------------------------------------------------------------------
  Class B                                                       16,239,334     (14,746,418)
------------------------------------------------------------------------------------------
  Class C                                                        3,656,493         209,527
------------------------------------------------------------------------------------------
  Advisor Class*                                                 4,771,906     (17,338,191)
==========================================================================================
    Net increase in net assets                                  11,946,594      18,957,485
==========================================================================================

NET ASSETS:

  Beginning of year                                            184,973,907     166,016,422
==========================================================================================
  End of year                                                 $196,920,501    $184,973,907
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $151,709,567    $104,692,946
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (48,605)             --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                      21,125,724      40,244,803
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          24,133,815      40,036,158
==========================================================================================
                                                              $196,920,501    $184,973,907
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Consumer Products and Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
   The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Consumer Products and Services Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
   The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 2000, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or an affiliated INVESCO entity.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $2,145,479, undistributed net realized gains decreased by $11,145,479 and paid in capital increased by $9,000,000 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Portfolio does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Put Options -- The Portfolio may purchase put options. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Portfolio to hedge securities it owns by locking in a minimum price at which the Portfolio can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Portfolio's resulting losses. At the same time, because the maximum the Portfolio has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Portfolio to profit from an increase in the value of the securities hedged.
H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. During the year ended October 31, 2000, AIM reimbursed expenses of $6,151.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $267,569 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $431,352, $1,213,920 and $18,599, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $70,319 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $1,969 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,784 and reductions in custodian fees of $5,982 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,766.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $5,500,404 were on loan to brokers. The loans were secured by cash collateral of $5,610,412 received by the Portfolio. For the year ended October 31, 2000, the Portfolio received fees of $66,393 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 2000 was $498,299,484 and $505,066,435, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $28,244,600
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,198,111)
=========================================================
Net unrealized appreciation of investment
  securities                                  $24,046,489
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
$162,650,382.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                        2000                          1999
                                                              -------------------------    --------------------------
                                                               SHARES         AMOUNT         SHARES         AMOUNT
                                                              ---------    ------------    ----------    ------------
Sold:
  Class A                                                       759,405    $ 22,447,775       487,583    $ 12,807,548
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       668,315      19,040,288       423,749      10,940,298
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                      141,025       3,973,222         9,183         251,095
---------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                   538       6,033,762        21,722         582,165
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       464,329      12,875,835        59,498       1,416,648
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       710,588      19,064,223        91,284       2,126,010
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        1,333          35,784            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 7,418         212,234        14,024         340,931
=====================================================================================================================
Conversion of Advisor Class shares to Class A shares***
  Class A                                                        44,925       1,356,742            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (43,513)     (1,356,742)           --              --
=====================================================================================================================
Reacquired:
  Class A                                                      (584,323)    (23,331,464)     (855,317)    (22,687,172)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      (764,349)    (21,865,177)   (1,075,236)    (27,812,726)
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (12,455)       (352,513)       (1,437)        (41,568)
---------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                (3,660)       (117,348)     (638,988)    (18,261,287)
=====================================================================================================================
                                                              1,389,576    $ 38,016,621    (1,463,935)   $(40,338,058)
_____________________________________________________________________________________________________________________
=====================================================================================================================

*   Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                2000(a)     1999       1998       1997       1996
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $30.79     $ 22.16    $ 22.19    $ 20.98    $ 14.59
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.22)      (0.19)     (0.19)     (0.15)     (0.22)
-------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.96        9.38       2.05       2.27       7.13
===================================================================================================================
    Total from investment operations                              1.74        9.19       1.86       2.12       6.91
===================================================================================================================
Less distributions from net realized gains                       (5.67)      (0.56)     (1.89)     (0.91)     (0.52)
===================================================================================================================
Net asset value, end of period                                  $26.86     $ 30.79    $ 22.16    $ 22.19    $ 20.98
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                   5.07%      42.20%      8.66%     10.55%     48.82%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $82,692     $73,695    $59,880    $62,637    $76,900
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.82%(c)    1.91%      1.93%      1.84%      2.24%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.82%(c)    1.91%      1.95%      1.99%      2.34%
===================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.76)%(c)  (0.70)%    (0.83)%    (0.87)%    (1.24)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            259%        160%       221%       392%       169%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $86,270,364.

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                              2000(a)       1999       1998       1997       1996
                                                              --------    --------    -------    -------    -------
Net asset value, beginning of period                          $  29.99    $  21.70    $ 21.86    $ 20.79    $ 14.53
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.36)      (0.31)     (0.30)     (0.24)     (0.31)
-------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.92        9.16       2.03       2.22       7.09
===================================================================================================================
    Total from investment operations                              1.56        8.85       1.73       1.98       6.78
===================================================================================================================
Less distributions from net realized gains                       (5.67)      (0.56)     (1.89)     (0.91)     (0.52)
===================================================================================================================
Net asset value, end of period                                $  25.88    $  29.99    $ 21.70    $ 21.86    $ 20.79
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                   4.53%      41.52%      8.16%      9.95%     48.11%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $110,664    $109,808    $91,613    $93,978    $87,904
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.32%(c)    2.41%      2.43%      2.34%      2.74%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.32%(c)    2.41%      2.45%      2.49%      2.84%
===================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.25)%(c)  (1.20)%    (1.33)%    (1.37)%    (1.74)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            259%        160%       221%       392%       169%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $121,391,977.

                                                                             CLASS C
                                                                ----------------------------------
                                                                                    MARCH 1, 1999
                                                                                     (DATE SALES
                                                                   YEAR ENDED         COMMENCED)
                                                                  OCTOBER 31,       TO OCTOBER 31,
                                                                    2000(a)              1999
                                                                ----------------    --------------
Net asset value, beginning of period                                 $29.99             $24.70
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.35)             (0.22)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               1.92               5.51
==================================================================================================
    Total from investment operations                                   1.57               5.29
==================================================================================================
Less distributions from net realized gains                            (5.67)                --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $25.89             $29.99
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                        4.56%             21.42%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $3,564             $  232
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     2.32%(c)           2.41%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                  2.32%(c)           2.41%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets           (1.25)%(c)         (1.20)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 259%               160%
__________________________________________________________________________________________________
==================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $1,859,895.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Consumer Products and Services Fund and Board of Trustees of AIM Investment Funds

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Consumer Products and Services Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the Unites States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000

BOARD OF TRUSTEES                            OFFICERS                            OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                    11 Greenway Plaza
Senior Managing Partner,                     Chairman and President              Suite 100
Plantagenet Capital                                                              Houston, TX 77046
Management, LLC (an investment               Dana R. Sutton
partnership); Chief Executive Officer,       Vice President and Treasurer        INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                 Melville B. Cox                     A I M Advisors, Inc.
                                             Vice President                      11 Greenway Plaza
Frank S. Bayley                                                                  Suite 100
Partner, law firm of                         Gary T. Crum                        Houston, TX 77046
Baker & McKenzie                             Vice President
                                                                                 TRANSFER AGENT
Robert H. Graham                             Carol F. Relihan
President and Chief Executive Officer,       Vice President and Secretary        A I M Fund Services, Inc.
A I M Management Group Inc.                                                      P.O. Box 4739
                                             Mary J. Benson                      Houston, TX 77210-4739
Ruth H. Quigley                              Assistant Vice President and
Private Investor                             Assistant Treasurer                 CUSTODIAN

                                             Sheri Morris                        State Street Bank and Trust Company
                                             Assistant Vice President and        225 Franklin Street
                                             Assistant Treasurer                 Boston, MA 02110

                                             Nancy L. Martin                     COUNSEL TO THE FUND
                                             Assistant Secretary
                                                                                 Kirkpatrick & Lockhart LLP
                                             Ofelia M. Mayo                      1800 Massachusetts Avenue, N.W.
                                             Assistant Secretary                 Washington, D.C. 20036-1800

                                             Kathleen J. Pflueger                COUNSEL TO THE TRUSTEES
                                             Assistant Secretary
                                                                                 Paul, Hastings, Janofsky & Walker LLP
                                                                                 Twenty Third Floor
                                                                                 555 South Flower Street
                                                                                 Los Angeles, CA 90071

                                                                                 DISTRIBUTOR

                                                                                 A I M Distributors, Inc.
                                                                                 11 Greenway Plaza
                                                                                 Suite 100
                                                                                 Houston, TX 77046

                                                                                 AUDITORS

                                                                                 PricewaterhouseCoopers LLP
                                                                                 160 Federal Street
                                                                                 Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 2.41% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $22,141,838 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                               RISK YOU UNDERTAKE

                             DEPENDS ON SEVERAL FAC-

                          TORS: YOUR FINANCIAL OBJEC-

                           TIVES, YOUR RISK TOLERANCE

                             AND YOUR TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                THE AIM FAMILY OF FUNDS--Registered Trademark--


                                                       EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
       MORE AGGRESSIVE                          MORE AGGRESSIVE                       1976 and managed approximately $183 billion
                                                                                      in assets for more than eight million
AIM Small Cap Opportunities(1)          AIM Latin American Growth                     shareholders, including individual investors,
AIM Mid Cap Opportunities(2)            AIM Developing Markets                        corporate clients and Financial institutions,
AIM Large Cap Opportunities(3)          AIM European Small Company                    as of September 30, 2000.
AIM Emerging Growth                     AIM Asian Growth                                   The AIM Family of Funds--Registered
AIM Small Cap Growth(4)                 AIM Japan Growth                              Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM International Emerging Growth             AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                      AIM European Development                      complex in the United States in assets under
AIM Small Cap Equity                    AIM Euroland Growth                           management, according to Strategic Insight,
AIM Capital Development                 AIM Global Aggressive Growth                  an independent mutual fund monitor.
AIM Constellation                       AIM International Equity                           AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends             AIM Advisor International Value               of the world's largest independent financial
AIM Select Growth                       AIM Global Trends                             services companies with $414 billion in
AIM Large Cap Growth                    AIM Global Growth                             assets under management as of September 30,
AIM Weingarten                                                                        2000.
AIM Mid Cap Equity                             MORE CONSERVATIVE
AIM Value II
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                   MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                               MORE CONSERVATIVE

                                                  FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                    MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.

    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                        [INVEST WITH DISCIPLINE]
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               GCPS-AR-1